                        STORAGE TECHNOLOGY CORPORATION
                        1995 EQUITY PARTICIPATION PLAN
          (As amended by the Board of Directors on February 20, 1997*)


                                   SECTION 1

                                 INTRODUCTION
                                 ------------

     1.1  ESTABLISHMENT.  Effective as provided in Section 22, the Company
          -------------
hereby establishes a plan of long-term stock-based compensation incentives for selected employees, directors and consultants of the Company and its affiliated corporations. The plan shall be known as the Storage Technology Corporation 1995 Equity Participation Plan (the "1995 Plan").

     1.2  PURPOSE.  The purpose of the 1995 Plan is to provide employees,
          -------
directors and consultants selected for participation in the 1995 Plan with added incentives to continue in the service of the Company and its affiliates and to create in such employees, directors and consultants a more direct interest in the future success of the operations of the Company and its affiliated corporations by relating incentive compensation to the achievement of long-term corporate economic objectives. The 1995 Plan is also designed to attract key employees, directors and consultants and to retain and motivate participating employees, directors and consultants by providing an opportunity for equity investment in the Company.

     1.3  NO EFFECT ON 1987 PLAN OPTIONS.  Options granted pursuant to the
          ------------------------------
Storage Technology Corporation 1987 Equity Participation Plan (the "1987 Plan") shall be governed by the terms and provisions of the option agreements covering such grants and by the provisions of the 1987 Plan.


                                   SECTION 2

                                  DEFINITIONS
                                  -----------

     2.1  DEFINITIONS.  The following terms shall have the meanings set forth
          -----------
below:

          (a)  "Affiliated Corporation" means any corporation that is either a
                ----------------------
parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code).

          (b)  "Board" means the Board of Directors of the Company.
                -----
--------
*Subject to stockholder approval at or prior to the next annual meeting.

          (c)  "Cause" means performance or conduct problems resulting in
                -----
discharge, as determined by the Company or Affiliated Company, which determination will be conclusive.

          (d)  "Committee" means a committee designated by the Board to
                ---------
administer the Plan or, if no committee is so designated, the Board.

          (e)  "Common Stock" means the Company's $.10 par value voting common
                ------------
stock.

          (f)  "Common Stock Equivalent" means a right to receive Common Stock
                -----------------------
in the future that may be granted to a Participant pursuant to Sections 12, 13 or 15 in lieu of a current issuance of Common Stock, subject to certain conditions and limitations imposed in accordance with such Sections.

          (g)  "Consultant" means a natural person who performs services for the
                ----------
Company, or any Affiliated Corporation, or any division thereof in exchange for consideration, but who is not an Employee.

          (h)  "Director" means a member of the Board.
                --------

          (i)  "Effective Date" means the effective date of the 1995 Plan, as
                --------------
set forth in Section 22 hereof.

          (j)  "Eligible Employees" means those Employees upon whose judgment,
                ------------------
initiative and efforts the Company or the Affiliated Corporations are, or are expected to become, largely dependent for the successful conduct of their business.

          (k)  "Employee" means a natural person who is deemed an employee
                --------
(including, without limitation, an officer or director who is also an employee) of the Company, or any Affiliated Corporation, in accordance with the rules contained in Section 3401(c) of the Internal Revenue Code and the regulations thereunder.

          (l)  "Fair Market Value" means with respect to Common Stock, as of any
                -----------------
date, the closing price of a share of Common Stock on the New York Stock Exchange as reported by The Wall Street Journal for the last trading day prior
                        -----------------------
to that date. If no such prices are reported, then Fair Market Value shall mean the average of the high and low sale prices for the Common Stock (or if no sale prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by Nasdaq or a quotation system of general circulation to brokers and dealers.

          (m)  "Incentive Stock Option" means the right to purchase Common Stock
                ----------------------
granted to an Employee pursuant to Sections 6 and 7, which constitutes an incentive stock option within the meaning of Section 422 of the Internal Revenue Code, and which may or may not be issued with related Stock Appreciation Rights.

          (n)  "Internal Revenue Code" means the Internal Revenue Code of 1986,
                ---------------------
as it may be amended from time to time.

          (o)  "Long-Term Employee" means a person who, as of the date he or she
                ------------------
ceases to be an Employee of the Company or any Affiliated Corporation, has been an Employee of the Company or any Affiliated Corporation for six years or more, with no break in such employment of longer than one year.

          (p)  "MBO Payment" means a payment to a Participant pursuant to the
                -----------
Company's MBO Plan, which payment may be made either in shares of Common Stock, Common Stock Equivalents or in cash, or partly in Common Stock, partly in Common Stock Equivalents and partly in cash, as determined in accordance with the provisions of Section 13.

          (q)  "MBO Equity Plan" means the Company's Management By Objective
                ---------------
Plan, as established by the Board or the Committee from time to time, pursuant to which MBO Payments are made from time to time in the manner and under the conditions established by the Board or the Committee.

          (r)  "Non-Qualified Option" means a right to purchase Common Stock
                --------------------
granted to a Participant pursuant to Sections 6 and 8, which does not qualify as an Incentive Stock Option or which is designated as a Non-Qualified Option, and which may or may not be issued with related Stock Appreciation Rights.

          (s)  "Outside Director" means a Director who is not an Employee.
                ----------------

          (t)  "Participant" means an Eligible Employee, Director or Consultant
                -----------
designated by the Committee from time to time during the term of the 1995 Plan to receive one or more of the stock-based compensation incentives provided under the 1995 Plan.

          (u)  "Reduction in Force" means any termination of employment that, in
                ------------------
the sole judgment of the Company, is (i) made at the request of the Company or an Affiliated Corporation and is due to the elimination of the Employee's position, or (ii) a reduction in the number of persons employed by the Company, either overall or in the Employee's function, department, division or other relevant workplace unit.

          (v)  "Restricted Stock Award" means an award of Common Stock granted
                ----------------------
to a Participant pursuant to Section 10 that is subject to certain restrictions imposed in accordance with the provisions of such Section.

          (w)  "Retire" means any termination of employment that is deemed to be
                ------
a "Retirement" by a resolution of the Board of Directors, or any termination of employment made at the request of the Employee if, as of the date of such termination, such Employee (a) is age 62 or older and

(b) has, at the time of such termination, been employed by the Company or any Affiliated Corporation for six years or more, with no break in such employment of longer than one year.

          (x)  "Retired" means the status of any former Employee after he or she
                -------
Retires.

          (y)  "Stock Appreciation Right" means a right granted to a Participant
                ------------------------
pursuant to Section 9 to receive a payment from the Company equal to the difference between the Fair Market Value of one or more shares of Common Stock subject to a Non-Qualified Option or an Incentive Stock Option and the exercise price of such shares under the terms of such Stock Option.

          (z)  "Stock Option" means an Incentive Stock Option or a Non-Qualified
                ------------
Option.

     2.2  GENDER AND NUMBER.  Except when otherwise indicated by the context,
          -----------------
the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.


                                   SECTION 3

                              PLAN ADMINISTRATION
                              -------------------

     3.1  ADMINISTRATION GENERALLY.  The 1995 Plan shall be administered by the
          ------------------------
Board or Committee. In accordance with the provisions of the 1995 Plan, the Committee, in its sole discretion:

          (i) shall select the Participants from Eligible Employees, Directors and Consultants;

          (ii) shall determine the number of shares of Common Stock to be subject to Incentive Stock Options, Non-Qualified Options, Stock Appreciation Rights, Restricted Stock Awards and other Common Stock or Common Stock Equivalent awards granted pursuant to the 1995 Plan;

          (iii) shall determine the number of shares of Common Stock or Common Stock Equivalents to be issued as MBO Payments;

          (iv) shall determine the time at which such options, rights, awards and payments are to be granted;

          (v) shall fix the exercise price, period and the manner in which a Stock Option becomes exercisable;

          (vi) shall establish the duration and nature of Restricted Stock Award restrictions;

          (vii) shall determine the Fair Market Value of the Common Stock, in accordance with Section 2.1(l) of the 1995 Plan;

          (viii) shall determine whether and under what circumstances, if any, a Stock Option or Stock Appreciation Right may be settled in cash or Common Stock Equivalents instead of Common Stock;

          (ix) may reduce the exercise price of any Stock Option or Stock Appreciation Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such option or right shall have declined since the date the Stock Option was granted;

          (x) may modify or amend the terms and conditions of any Stock Option, Stock Appreciation Right, Restricted Stock Award or other Common Stock award, subject to Section 19 of the Plan (including, but not limited to, accelerating vesting or waiving forfeiture restrictions);

          (xi)      may institute an option exchange program;

          (xii) may authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Option, Stock Appreciation Right, Restricted Stock Award or other Common Stock or Common Stock Equivalent award previously granted by the Committee; and

          (xiii) shall establish such other terms and requirements of the various compensation incentives under the 1995 Plan as the Committee may deem necessary or desirable and consistent with the terms of the 1995 Plan.

The Committee shall determine the form or forms of the agreements with Participants, which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Incentive Stock Options, Non-Qualified Options, Stock Appreciation Rights, Common Stock Equivalent and Restricted Stock Awards granted pursuant to the 1995 Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the 1995 Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 1995 Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient to carry the 1995 Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the 1995 Plan shall be binding and conclusive for all purposes and on all persons, subject only to the review and control of the Board on all Plan matters except selection of Participants.

     3.2  MULTIPLE ADMINISTRATIVE BODIES.  If permitted by Rule 16b-3, the 1995
          ------------------------------
Plan may be administered by different bodies with respect to Directors who are Employees, Outside Directors, officers (within the meaning of Rule 16a-1(f)) who are not Directors, and Employees who are neither Directors nor officers.

     3.3  ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS.  With respect
          -----------------------------------------------------
to grants of Stock Options, Stock Appreciation Rights, Restricted Stock Awards or other Common Stock or Common Stock Equivalent awards under the 1995 Plan to Employees who are also officers or Directors, the 1995 Plan shall be administered by:

          (a) the Board, if the Board may administer the 1995 Plan and still have transactions under the 1995 Plan qualify for exemption under Rule 16b-3, or

          (b) a Committee designated by the Board to administer the 1995 Plan, which Committee shall be constituted (i) in such a manner as to permit awards granted under the 1995 Plan to qualify for exemption under Rule 16b-3 and (ii) in such a manner as to satisfy applicable laws.

     3.4  ADMINISTRATION WITH RESPECT TO OTHER PERSONS.  With respect to grants
          --------------------------------------------
of Stock Options, Stock Appreciation Rights, Restricted Stock Awards or other Common Stock or Common Stock Equivalent awards to Employees who are neither Directors nor officers, the 1995 Plan shall be administered by:

          (a)  the Board or

          (b) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy applicable laws.

     3.5  COMMITTEE COMPOSITION.  Once a Committee has been appointed pursuant
          ---------------------
to Section 3.3 or 3.4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) or remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws and, in the case of a Committee appointed under Section 3.3, to the extent permitted by Rule 16b-3 as it applies to transactions intended to qualify thereunder as exempt transactions.


                                   SECTION 4

                           STOCK SUBJECT TO THE PLAN
                           -------------------------

     4.1  NUMBER OF SHARES.  Four million four hundred thousand (4,400,000)
          ----------------
shares of Common Stock are authorized for issuance under the 1995 Plan in accordance with the provisions of the 1995 Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. This authorization may be increased from time to time by approval of the Board and the stockholders of the Company. Shares of Common Stock that are issued upon exercise of Incentive Stock Options, Non-Qualified Options, or Stock Appreciation Rights or pursuant to MBO Payments, shares of Common Stock that are issued as Restricted Stock Awards, shares of Common Stock that are issued in connection with Common Stock Equivalents, and shares of Common Stock that are issued pursuant to a plan adopted pursuant to Section 15, shall be applied to reduce the number of shares of Common Stock remaining available for future issuance under the 1995 Plan.

     4.2  UNUSED AND FORFEITED STOCK.  Any shares of Common Stock that are
          --------------------------
subject to an Incentive Stock Option or a Non-Qualified Option that expires or for any reason is terminated unexercised, and with respect to which no related Stock Appreciation Right has been exercised, any shares of Common Stock that are subject to Common Stock Equivalents or to a Restricted Stock Award and that are forfeited (the "Forfeited Restricted Stock"), and any shares of Common Stock that for any other reason are not issued to a Participant (not including shares withheld pursuant to Section 20.2) or are forfeited (if forfeited, the "Other Forfeited Stock"), shall automatically become available for use under the 1995 Plan; provided, however, that (i) no shares of Forfeited Restricted Stock or Other Forfeited Stock may be subject to Incentive Stock Options and (ii) such shares shall not be returned to the 1995 Plan if prohibited by Rule 16b-3.

     4.3  CAPITAL ADJUSTMENTS.
          -------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Option, Stock Appreciation Right and Common Stock Equivalent ("Rights"), and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Stock Options, Stock Appreciation Rights or Common Stock Equivalents have yet been granted or that have been returned to the Plan upon cancellation or expiration of a Stock Option, Stock Appreciation Right or Common Stock Equivalents (the "Shares Available for Future Grant"), as well as the price per share of Common Stock covered by each outstanding Stock Option or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such proportionate adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares Available for Future Grant or the number or price of shares of Common Stock subject to outstanding Stock Options or Stock Appreciation Rights.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that a Stock Option or Stock Appreciation Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The

Committee may, in the exercise of its sole discretion in such instances, declare that any Stock Option or Stock Appreciation Right shall terminate as of a date fixed by the Committee and give each Participant the right to exercise his or her Stock Option or Stock Appreciation Right in whole or in part, including with respect to shares as to which the Stock Option or Stock Appreciation Right would not otherwise be exercisable. Unless determined otherwise by the Committee, Common Stock Equivalents shall convert into shares of Common Stock immediately prior to the consummation of any such dissolution or liquidation.

          (c)  Merger or Asset Sale.  In the event of a merger or consolidation
               --------------------
of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Stock Option, Stock Appreciation Right and Common Stock Equivalent may be assumed or an equivalent Stock Option, Stock Appreciation Right or Common Stock Equivalent may be substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Committee may, in lieu of such assumption or substitution of Stock Options and Stock Appreciation Rights, provide for Optionees to have the right to exercise his or her Stock Option or Stock Appreciation Right in whole or in part, including with respect to shares as to which it would not otherwise be exercisable. If the Committee makes a Common Stock Equivalent convertible into shares of Common Stock or makes a Stock Option or Stock Appreciation Right exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Participants and, in the case of a Stock Option or Stock Appreciation Right, shall notify the Optionee that the Stock Option or Stock Appreciation Right shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Stock Option or Stock Appreciation Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Stock Option, Stock Appreciation Right or Common Stock Equivalent shall be considered assumed if, following the merger, consolidation or sale of assets, the Stock Option, Stock Appreciation Right or Common Stock Equivalent confers the right to purchase or receive, for each share of Common Stock subject to the Stock Option, Stock Appreciation Right or Common Stock Equivalent immediately prior to the merger, consolidation or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and, if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets was not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon conversion of a Common Stock Equivalent or upon the exercise of the Stock Option or Stock Appreciation Right, for each share of Common Stock subject to the Stock Option, Stock Appreciation Right or Common Stock Equivalent to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

                                   SECTION 5

                                 PARTICIPATION
                                 -------------

     5.1  ELIGIBILITY.  Participants in the 1995 Plan shall be those Eligible
          -----------
Employees, Directors and Consultants who, in the judgment of the Committee, are performing, or during the term of their service to the Company are expected to perform, vital services in the management, operation and development of the Company or an Affiliated Corporation, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Participants who are Employees may be granted from time to time one or more Incentive Stock Options (with or without Stock Appreciation Rights), and Participants (whether or not they are Employees) may be granted one or more Non-Qualified Options (with or without Stock Appreciation Rights), one or more Restricted Stock Awards, one or more MBO Payments in Common Stock Equivalents or in shares of Common Stock, Common Stock equivalents pursuant to
Section 12, and one or more other Common Stock or Common Stock Equivalent awards pursuant to Section 15; provided, however, that the grant of each such option, right, award or payment shall be separately approved by the Committee, and receipt of one such option, right, award or payment shall not result in automatic receipt of any other option, right, award or payment. Upon determination by the Committee that a Stock Option, Stock Appreciation Right, Restricted Stock Award, MBO Payment or other Common Stock or Common Stock Equivalent award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and as is consistent with the provisions of the 1995 Plan, specifying such terms, conditions, rights and duties. Stock Options, Stock Appreciation Rights, Restricted Stock Awards, MBO Payments and other Common Stock or Common Stock Equivalent awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the 1995 Plan and any such agreement entered into hereunder, the provisions of the 1995 Plan shall govern.

     5.2  LIMITATIONS.  The following limitations shall apply to grants of Stock
          -----------
Options and Stock Appreciation Rights to Participants:

          (a) No Participant shall be granted, in any fiscal year of the Company, Stock Options and Stock Appreciation Rights to purchase more than 500,000 shares.

          (b) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 4.3.

          (c) If a Stock Option or Stock Appreciation Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 4.3), the canceled Stock Option or Stock Appreciation Right shall be counted against the limit set forth in Section 5.2(a). For this purpose, if the exercise price of a Stock Option or Stock

Appreciation Right is reduced, the transaction will be treated as a cancellation of the Stock Option or Stock Appreciation Right and the grant of a new Stock Option or Stock Appreciation Right.

          (d) Incentive Stock Options may not be granted to Outside Directors or to Consultants.

     5.3  RULE 16B-3.  Stock Options, Stock Appreciation Rights, Restricted
          ----------
Stock Awards, MBO Payments and other Common Stock or Common Stock Equivalent awards granted to Participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to 1995 Plan transactions.


                                   SECTION 6

                                 STOCK OPTIONS
                                 -------------

     6.1  GRANT OF STOCK OPTIONS.  Coincident with or following designation for
          ----------------------
participation in the 1995 Plan, a Participant may be granted one or more Stock Options. The Committee in its sole discretion may designate whether a Stock Option granted to an Employee is to be considered an Incentive Stock Option or a Non-Qualified Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Option to the same Employee at the same time or at different times. Incentive Stock Options and Non-Qualified Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Stock Option affect the right to exercise any other Stock Option or affect the number of shares of Common Stock for which any other Stock Option may be exercised. All Stock Options granted to Participants who are not Employees shall be Non-Qualified Options.

     6.2  MANNER OF STOCK OPTION EXERCISE.  A Stock Option may be exercised by a
          -------------------------------
Participant in whole or in part from time to time, subject to the conditions contained herein, (i) by delivery of written notice of exercise to the Company at its principal office in Louisville, Colorado (Attention: Corporate Secretary), in person or through mail, facsimile or electronic mail, or by delivery of notice of exercise in such other method as has been approved by the Committee, and (ii) by paying in full, with the written notice of exercise or at such other time as the Committee may establish, the total exercise price under the Stock Option for the shares being purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Stock Option (or portion thereof) that is being exercised and the number of shares with respect to which the Stock Option is being exercised. The exercise of the Stock Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. As soon as practicable after the effective exercise of the Stock Option, and upon satisfaction of all applicable withholding requirements pursuant to Section 20, the Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased and the Company shall deliver to the Participant one or more duly issued and executed stock certificates evidencing such ownership.

     6.3  PAYMENT OF STOCK OPTION EXERCISE PRICE.  At the time of the exercise
          --------------------------------------
of a Stock Option, payment of the total Stock Option exercise price for the shares to be purchased shall be made in the manner specified in the option agreement relating to such Stock Option, which may include any or all of the following methods of payment:

               (i) in cash or by check;

              (ii) by transfer from the Participant to the Company of shares of Common Stock (other than shares of Common Stock that the Committee determines by rule may not be used to exercise Stock Options) with a then current aggregate Fair Market Value equal to the total Stock Option exercise price;

             (iii) delivery to the Company of (A) a properly executed exercise notice, (B) irrevocable instructions to a broker to sell a sufficient number of the shares being exercised to cover the exercise price and to promptly deliver to the Company the amount of sale proceeds required to pay the exercise price and any required tax withholding relating to the exercise, and (C) such other documentation as the Committee and the broker shall require to effect a same-day exercise and sale;

              (iv) delivery to the Company of (A) a properly executed exercise notice, (B) irrevocable instructions to a broker or other third party acceptable to the Company to hold the shares being exercised as collateral for a loan to the Optionee of an amount sufficient to cover the exercise price and to promptly deliver to the Company the amount of loan proceeds required to pay the exercise price and any required tax withholding relating to the exercise and (C) such other documentation as the Committee and the broker or other third party shall require to effect the transaction;

               (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

              (vi) any combination of the foregoing methods of payment; or

             (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws, rules and regulations and by the agreement relating to the Stock Option being exercised.

In the event that the option agreement does not specify the acceptable methods of payment of the exercise price, payment may be made by any of the methods specified in clauses (i) through (iii), inclusive, of this Section 6.3, or any combination of such methods of payment.

     6.4  STOCKHOLDER PRIVILEGES.  No Participant shall have any rights as a
          ----------------------
stockholder with respect to any shares of Common Stock covered by a Stock Option until the Participant becomes the holder of record of such Common Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Participant becomes the holder of record of such Common Stock.


                                   SECTION 7

                            INCENTIVE STOCK OPTIONS
                            -----------------------

     7.1  INCENTIVE STOCK OPTION EXERCISE PRICE.  The per share price to be paid
          -------------------------------------
by a Participant at the time an Incentive Stock Option is exercised shall be determined by the Committee at the time an Incentive Stock Option is granted (or deemed to have been granted under applicable tax rules), but in no event shall such exercise price be less than:

          (a) one hundred percent of the Fair Market Value, on the date the Incentive Stock Option is granted (or deemed to have been granted under applicable tax rules), of one share of the stock to which such Stock Option relates; or

          (b) one hundred and ten percent of the Fair Market Value, on the date the Incentive Stock Option is granted (or deemed to have been granted under applicable tax rules), of one share of the stock to which such Stock Option relates if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Internal Revenue Code), ten percent or more of the total combined voting power of all classes of stock of the Company or of any Affiliated Corporation (such a Participant is referred to as a "10% Holder").

     7.2  NUMBER OF OPTION SHARES.  The number of shares of Common Stock subject
          -----------------------
to an Incentive Stock Option shall be designated by the Committee at the time the Committee decides to grant an Incentive Stock Option.

     7.3  AGGREGATE LIMITATION OF STOCK EXERCISABLE UNDER OPTIONS.  To the
          -------------------------------------------------------
extent the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year under the 1995 Plan or otherwise, granted by the Company and Affiliated Corporations, exceeds $100,000, such excess shall be treated as a Non-Qualified Option.

     7.4  DURATION OF INCENTIVE STOCK OPTIONS.  The period during which an
          -----------------------------------
Incentive Stock Option may be exercised shall be fixed by the Committee, but in no event shall such period be more than ten years from the date the Stock Option is granted, or, in the case of Participants who are 10% Holders as described in
Section 7.1(b), five years from the date the Stock Option is granted. No Incentive Stock Option with respect to which Stock Appreciation Rights have been granted may be exercised during the six-month period following the date on which such Stock Option was granted. Upon the expiration of such exercise period, the Incentive Stock Option, to the extent not then exercised, shall terminate. Except as otherwise provided in Section 11, all Incentive Stock Options granted to a Participant hereunder shall terminate and may no longer be exercised if the Participant ceases to be an Employee.

     7.5  RESTRICTIONS ON EXERCISE OF INCENTIVE STOCK OPTIONS.  Incentive Stock
          ---------------------------------------------------
Options may be granted subject to such restrictions as to the timing of exercise of all or various portions thereof as the Committee may determine at the time it grants Incentive Stock Options to Participants.

     7.6  DISPOSITION OF STOCK ACQUIRED PURSUANT TO THE EXERCISE OF INCENTIVE
          -------------------------------------------------------------------
STOCK OPTIONS -- WITHHOLDING.  In the event that a Participant makes a
----------------------------
disposition (as defined in Section 424(c) of the Internal Revenue Code) of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Stock Option was exercised, the Participant shall send written notice to the Company at its principal office in Louisville, Colorado (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding required by federal, state and local income and other tax laws.


                                   SECTION 8

                             NON-QUALIFIED OPTIONS
                             ---------------------

     8.1  OPTION EXERCISE PRICE.  The per share price to be paid by the
          ---------------------
Participant at the time a Non-Qualified Option is exercised shall be determined by the Committee at the time the Stock Option is granted or amended, but in no event shall such exercise price per share be less than eighty-five percent of the Fair Market Value of one share of Common Stock on the date the Stock Option is granted or amended.

     8.2  NUMBER OF OPTION SHARES.  The number of shares of Common Stock subject
          -----------------------
to a Non-Qualified Option shall be designated by the Committee at the time the Committee decides to grant a Non-Qualified Option.

     8.3  DURATION OF NON-QUALIFIED OPTIONS; RESTRICTIONS ON EXERCISE.  The
          -----------------------------------------------------------
period during which a Non-Qualified Option may be exercised, and the installment restrictions on option exercise during such period, if any, shall be fixed by the Committee, but in no event shall such period be more than ten years from the date the Stock Option is granted, and no Non-Qualified Option with respect to which Stock Appreciation Rights have been granted may be exercised during the six-month period immediately following the date on which such Stock Option was granted. Upon the expiration of such exercise period, the Non-Qualified Option, to the extent not then exercised, shall terminate. Except as otherwise provided in Section 11, all Non-Qualified Options granted to a Participant hereunder shall terminate and may no longer be exercised if the Participant ceases to be an Employee, Director or Consultant.


                                   SECTION 9

                           STOCK APPRECIATION RIGHTS
                           -------------------------

     9.1  GRANT OF RIGHTS.  A Stock Appreciation Right may be granted to a
          ---------------
Participant in conjunction with any Incentive Stock Option or Non-Qualified Option granted to such Participant, as determined by the Committee, (i) at the time of the grant of such Stock Option in the case of an Incentive Stock Option or (ii) at the time of grant, or at any subsequent time during the term of the Stock Option, in the case of a Non-Qualified Option. Once granted, the term of a Stock Appreciation Right shall be equal to the term of its related Stock Option. Upon exercise of a Stock Appreciation Right by a Participant for a share of Common Stock, the related Stock Option shall be terminated with respect to such share. Incentive Stock Options and Non-Qualified Options shall not be exercisable with respect to shares of Common Stock for which Stock Appreciation Rights have been exercised. Upon such Stock Appreciation Right exercise, the Participant shall be entitled to receive the economic value of such Stock Appreciation Right determined in the manner prescribed in Section 9.2.

     9.2  EXERCISE OF STOCK APPRECIATION RIGHTS.  Stock Appreciation Rights
          -------------------------------------
shall be subject to such terms and conditions consistent with other provisions of the 1995 Plan as may be determined from time to time by the Committee and shall include the following:

          (a) A Stock Appreciation Right shall be exercisable, in whole or in part, at such time or times and only to the extent that the Stock Option to which it relates shall be exercisable; provided, however, that, except as otherwise provided in Section 11, no Stock Appreciation Right shall be exercisable during the six-month period following the date of its grant. A Stock Appreciation Right shall be exercised by the giving of notice in the same manner as the Stock Option to which it relates may be exercised.

          (b) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive the economic value thereof, which shall be equal to
(i) the excess of the then Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Stock Option, multiplied by (ii) the number of shares in respect of which the Stock Appreciation Right is being exercised.

          (c) The Committee shall, in the agreement relating to the Stock Appreciation Right, either (i) specify the form in which payment of the economic value of exercised Stock Appreciation Rights will be made to the Participant upon exercise thereof (i.e., cash, Common Stock, or a specified combination thereof) or (ii) grant the Participant the right to elect to receive cash in full or partial payment of such economic value, at the Participant's discretion. If the agreement relating to the Stock Appreciation Right does not so specify, then the Participant shall have the right to elect cash or Common

Stock, Common Stock Equivalents or any combination thereof. If the Participant is not an "officer" or "director" of the Company, as those terms are defined in the rules under Section 16 of the Exchange Act, at the time of grant or exercise of the Stock Appreciation Right, then the Committee may retain the right to either consent to or disapprove of Participant's elected method of payment.

     9.3  STOCKHOLDER PRIVILEGES.  No Participant shall have any rights as a
          ----------------------
stockholder with respect to any shares of Common Stock covered by a Stock Appreciation Right until the Participant becomes the holder of record of such Common Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Participant becomes the holder of record of such Common Stock.


                                  SECTION 10

                            RESTRICTED STOCK AWARDS
                            -----------------------

     10.1 AWARDS GRANTED BY COMMITTEE.  Coincident with or following designation
          ---------------------------
for participation in the 1995 Plan, a Participant may be granted one or more Restricted Stock Awards consisting of shares of Common Stock. The number of shares granted as a Restricted Stock Award shall be determined by the Committee. The Committee may, in its discretion, require the payment by the Participant of cash in an amount equal to the par value of the Common Stock subject to the Restricted Stock Award as a condition precedent to the issuance of Common Stock to the Participant.

     10.2 RESTRICTIONS.  A Participant's right to retain a Restricted Stock
          ------------
Award granted to him or her under Section 10.1 shall be subject to such restrictions, including but not limited to the Participant's continuous status as an Employee, Director or Consultant for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such award. The Committee may in its sole discretion require different periods of employment, director service or consulting service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Common Stock shares constituting a Restricted Stock Award. Subject to the provisions of Sections 11 and 14, if a Participant's continuous status as an Employee, Director or Consultant terminates prior to the end of such restriction period or the attainment of such goals and objectives as may be specified by the Committee, the Restricted Stock Award shall be forfeited and all shares of Common Stock related thereto shall be immediately returned to the Company.

     10.3 PRIVILEGES OF A STOCKHOLDER; TRANSFERABILITY.  A Participant shall
          --------------------------------------------
have all voting, dividend, liquidation and other rights with respect to Common Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Section 10 upon becoming the holder of record of such Common Stock; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Common Stock (and any other securities issued in respect of such shares of Common Stock as a stock dividend, stock split or the like) shall be subject to the limitations of Section 16.2 hereof.

     10.4 ENFORCEMENT OF RESTRICTIONS.  The Committee may in its sole discretion
          ---------------------------
require one or more of the following methods of enforcing the restrictions referred to in Section 10.2 and 10.3:

          (a) Placing a legend on the stock certificates referring to the restrictions;

          (b) Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or
          (c) Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.


                                  SECTION 11

              EFFECT OF TERMINATION OF  SERVICE ON STOCK OPTIONS,
              ---------------------------------------------------
             STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK AWARDS
             -----------------------------------------------------

     11.1 EFFECT OF TERMINATION OF SERVICE ON STOCK OPTIONS AND STOCK
          -----------------------------------------------------------
APPRECIATION RIGHTS.  No Stock Option or Stock Appreciation Right may be
-------------------
exercised unless, at the time of such exercise, the Participant is an Employee, Director or Consultant, except as follows:

          (a) The Stock Option or Stock Appreciation Right may be exercised within such period of time after termination of service as is specified in the Stock Option or Stock Appreciation Right agreement or instrument, but (i) in no event may such post-termination period extend beyond the original expiration date of the Stock Option or Stock Appreciation Right and (ii) only to the extent that the Participant was entitled to exercise it at the date of termination of service. In the absence of a specified time in the Stock Option or Stock Appreciation Right agreement or instrument, the Stock Option or Stock Appreciation Right shall remain exercisable for the applicable period and to the extent specified in Section 11.5 below following the Participant's termination of service as an Employee, Director or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed 90 days from the date of termination of status as an Employee; provided, however, that the agreement may
                                      --------  -------
specify a longer period, in which case Stock Option shall convert to a Non-Qualified Option on the 91st day following termination of employment.

          (b) If the Participant dies while serving as an Employee, Director or Consultant, or within three months after the Participant ceases such service, the Stock Option or Stock Appreciation Right may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within such period of time after death as is specified in the Stock Option or Stock Appreciation Right agreement or instrument, but in no event may such post-death period extend beyond the original expiration date of the Stock Option or Stock Appreciation Right. In the absence of a specified time in the Stock Option or Stock Appreciation Right agreement or instrument, the Stock Option or Stock Appreciation Right shall remain exercisable for the applicable period and to the extent specified in Section 11.5 below.

          (c) If the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) while serving as an Employee, Director or Consultant, the Stock Option or Stock Appreciation Right may be exercised within such period of time after termination of service as is specified in the Stock Option or Stock Appreciation Right agreement or instrument, but in no event may such post-termination period extend beyond the original expiration date of the Stock Option or Stock Appreciation Right. In the absence of a specified time in the Stock Option or Stock Appreciation Right agreement or instrument, the Stock Option or Stock Appreciation Right shall remain exercisable for the applicable period and to the extent specified in
Section 11.5 below.

     11.2 EFFECT OF TERMINATION OF SERVICE ON RESTRICTED STOCK AWARDS.  In the
          -----------------------------------------------------------
event of the death or disability (as defined in Section 11.1(c)) of a Participant, all period of service and other restrictions applicable to Restricted Stock Awards then held by such Participant shall lapse, and such awards shall become fully vested and nonforfeitable. In the event of a Participant's termination of service for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.

     11.3 MEANING OF EMPLOYMENT.  For all purposes of the 1995 Plan and any
          ---------------------
Stock Option or Stock Appreciation Right granted hereunder, "employment" shall be defined in accordance with the provisions of Section 3401(c) of the Internal Revenue Code and the regulations thereunder.

     11.4 MEANING OF CONTINUOUS STATUS.  Unless otherwise specified in the Stock
          ----------------------------
Option or Stock Appreciation Right agreement or instrument, so long as a Participant is either an Employee or a Director or a Consultant, he or she shall be considered to be in continuous status as an Employee, Director or Consultant, even if the person is serving in one capacity when the award is granted and subsequently changes to service in a different capacity, such as terminating employment but continuing to serve as a Consultant.

     11.5 DEFAULT PROVISIONS FOR TERMINATION OF SERVICE.  In the event that the
          ---------------------------------------------
Stock Option or Stock Appreciation Right agreement or instrument do not specify the post-termination period of exercisability, the following provisions shall apply:

          (a) Subject to 11.5(f), if such termination is due to the death of the Participant, or the Participant dies within three months after such termination, or if such termination occurs after the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the Stock Option or Stock Appreciation Right may be exercised by the Participant (or, in the case of death, by the person to whom it is transferred by will of the laws of descent and distribution): (i) for all Incentive Stock Option grants, or for Non-Qualified Stock Option grants or Stock Appreciation Right grants made before May 22, 1997, or for Non-Qualified Stock Option grants or Stock Appreciation Right grants made on or after May 22, 1997, if, at the time of the Participant's termination, such Participant was not a Long-Term Employee, then within a period of one year after the date of death (but in no event longer than the term of the Stock Option or Stock Appreciation Right); and (ii) for grants made on or after May 22, 1997, if the Participant was a Long-Term Employee at the time of the Participant's termination, the Non-Qualified Stock Option or Stock Appreciation Right may be exercised, to the extent it is vested as of the date of the Participant's termination, for the entire remaining term of such Stock Option or Stock Appreciation Right.

          (b) Subject to 11.5(f), if such termination occurs after the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the Stock Option or Stock Appreciation Right may be exercised: (i) for all Incentive Stock Option grants, or for Non-Qualified Stock Option or Stock Appreciation Right grants made before May 22, 1997, or for Non-Qualified Stock Option grants or Stock Appreciation Right grants made on or after May 22, 1997, if, at the time of the Participant's termination, such Participant was not a Long-Term Employee, then within a period of one year after the date of such termination (but in no event longer than the term of the Stock Option or Stock Appreciation Right); and (ii) for grants made on or after May 22, 1997, if the Participant is a Long-Term Employee, a Non-Qualified
Stock Option or Stock Appreciation Right may be exercised to the extent it is vested as of the date of the Participant's termination for the entire remaining term of such Stock Option or Stock Appreciation Right.

          (c) Subjection to 11.5(f), if such termination is due to a Reduction in Force, then, for grants on or after May 22, 1997, the Stock Option or Stock Appreciation Right shall be exercisable, to the extent vested at the time of such termination, for a period of six months from the date of such termination.

          (d) Subject to 11.5(f), if the Participant Retires, then, for grants on or after May 22, 1997, the Stock Option or Stock Appreciation Right shall be exercisable, to the extent vested at the time the Participant Retires, for the entire remaining term of such Stock Option or Stock Appreciation Right.

          (e) Subject to 11.5(f), if the Participant's employment is terminated for any reason other than those reasons covered by subsections (a) through (d) of this Section 11.5, then the Stock Option or Stock Appreciation Right shall be exercisable, to the extent vested at the time of such termination, for a period of ninety (90) days after the date of such termination.

          (f) Notwithstanding the provisions of Section 11.5(a) through (e) above, with respect to all grants of Stock Options or Stock Appreciation Rights occurring on or after May 22, 1997, no such grants shall be exercisable after the date of termination of employment if either the termination was for Cause, or if the former Employee, Consultant or Director is then, in the sole judgment of the Company, in material breach of any contractual, statutory, fiduciary or other legal obligation to the Company.

                                  SECTION 12

                      DIRECTOR STOCK AND STOCK EQUIVALENTS
                      ------------------------------------

     12.1 DIRECTOR STOCK AND STOCK EQUIVALENTS.  Effective with the beginning of
          ------------------------------------
the Company's fiscal year beginning December 28, 1996, each Outside Director may receive all or a portion of his or her annual retainer and any meeting fees (which shall include any additional annual retainer or fees paid to a committee chair) in shares of Common Stock or, if elected by the Director, in Common Stock Equivalents. An election pursuant to this Section 12 must be made in writing on or before the first day of the beginning of the Outside Director's annual retainer period and shall entitle the Outside Director to a number of shares of Common Stock or Common Stock Equivalents determined by dividing (i) the dollar amount of the portion of the retainer for the fiscal period that is to be paid in shares of Common Stock or Common Stock Equivalents by (ii) the Fair Market Value of one share of Common Stock as of the last day of each such fiscal period, rounded up to the next full number of shares. In the event any person becomes an Outside Director other than at the beginning of an annual retainer period, such person may elect, within thirty (30) days of the date on which such person becomes an Outside Director, to receive his or her retainer and any meeting fees in shares of Common Stock or Common Stock Equivalents as described above for the balance of such annual retainer period in accordance with the formula set forth in the preceding sentence.

     For purposes of this Section 12, an annual retainer period shall begin on the date of an Annual Meeting of the Stockholders of the Company and shall end on the day immediately preceding the next following Annual Meeting.

     12.2 STOCK EQUIVALENTS.  The number of Common Stock Equivalents determined
          -----------------
under Section 12.1 for each Outside Director shall be credited to a bookkeeping account established in the name of that Director subject to the following terms and conditions:

          (i) If the Company pays a cash dividend with respect to the Common Stock at any time while Common Stock Equivalents are credited to an Outside Director's account, there shall be credited to the Outside Director's account additional Common Stock Equivalents equal to (a) the dollar amount of the cash dividend the Director would have received had he or she been the actual owner of the Common Stock to which the Common Stock Equivalents then credited to the Director's account relate, divided by (b) the Fair Market Value of one share of the Company's Common Stock on the dividend payment date. The Company will pay the Director a cash payment in lieu of fractional stock equivalents on the date of such dividend payment.

          (ii) Upon the death or other termination of the Outside Director's service on the Board, or, if authorized by the Committee, such other time or times as specified by the Outside Director at the time of his or her annual election(s), the Company shall deliver to the Outside Director (or his or her designated beneficiary or estate) a number of shares of Common Stock equal to the whole number of Common Stock Equivalents then credited to the Director's account, together with a cash payment equal to the Fair Market Value of any fractional Common Stock Equivalent.

          (iii) The Company's obligation with respect to Common Stock Equivalents shall not be funded or secured in any manner, nor shall an Outside Director's right to receive Common Stock equivalents be assigned or transferable, voluntarily or involuntarily, except as expressly provided herein.

          (iv) An Outside Director shall not be entitled to any voting or other stockholder rights as a result of the credit of Common Stock Equivalents to the Director's account until certificates representing shares of Common Stock are delivered to the Director (or his or her designated beneficiary or estate) hereunder.

     12.3 ELECTIONS.  The Committee shall determine the form of Outside
          ---------
Director's elections pursuant to this Section 12, which form shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Outside Directors with respect to Common Stock and Common Stock Equivalents paid with respect to the Director's annual retainer and any meeting fees.


                                  SECTION 13

                                  MBO PAYMENTS
                                  ------------

     13.1 PARTICIPANT ELECTION AS TO MBO PAYMENT.  At such time as the Committee
          --------------------------------------
determines that a Participant has or may become eligible for an MBO Payment pursuant to the MBO Plan, the Committee may notify the Participant as to whether or not the Participant will be required by the Committee to, or will be given the right to elect to, accept all or a part of such MBO Payment in the form of shares of Common Stock or Common Stock Equivalents. If the Committee grants the Participant the right to elect whether to accept the MBO Payment in Common Stock or Common Stock Equivalents, then the Participant shall have ten (10) business days after the receipt of such notice from the Committee to make such election. The Participant shall notify the Committee with respect to his or her election on such form as may be provided for this purpose by the Committee, setting forth thereon the dollar value of the portion of the MBO Payment which he or she desires to receive in shares of Common Stock or Common Stock Equivalents. If a Participant fails to make an election pursuant to this Section with respect to the mode of payment of an MBO Payment, the entire MBO Payment shall be made in cash.

     13.2 DETERMINATION OF NUMBER OF SHARES.  The number of shares of Common
          ---------------------------------
Stock or Common Stock Equivalents that shall be issued or credited as an MBO Payment shall be determined by dividing the dollar value of the portion of the MBO Payment that is to be paid in shares of Common Stock or Common Stock Equivalents (whether as elected above or as adjusted by the Committee pursuant to Section 13.3) by the Fair Market Value of the Common Stock on the date the shares are issued or credited with respect to such Payment. No fractional shares of Common Stock or Common Stock Equivalent shall be issued or credited as a part of an MBO Payment and the value of any such fractional share that would otherwise be issued pursuant to the Participant's election shall be paid in cash.

     13.3 DECISION OF COMMITTEE.  The Committee shall have the sole discretion
          ---------------------
to either accept the Participant's election with respect to the payment of an MBO Payment, in whole or in part, in shares of Common Stock or Common Stock Equivalents or to determine that a lesser portion, or none, of the MBO Payment will be made in shares of Common Stock or Common Stock Equivalents, and the Committee's determination in this regard shall be final and binding on the Participant.


                                  SECTION 14

                         TENDER OFFERS AND ACQUISITIONS
                         ------------------------------

     If any person or entity (other than the Company or any person or entity that is controlled by the Company) shall make a tender offer or exchange offer for all or any part of the Common Stock or other capital shares of the Company and shall purchase any part of the Common Stock or other capital shares tendered to it, and the Board opposes or does not affirmatively recommend acceptance of such tender offer or exchange offer, then:

          (a) all Stock Options with respect to which no Stock Appreciation Rights have been granted, and all Stock Options with respect to which Stock Appreciation Rights have been issued (and all such related Stock Appreciation Rights) that have been outstanding for at least six months, shall become immediately exercisable in full during the remaining term thereof, whether or not the Participants to whom such options and rights have been granted remain Employees, Directors or Consultants of the Company; provided, however, that Stock Appreciation Rights shall remain subject to the requirements of Section 9.2(a) with respect to the exercise thereof only within prescribed periods after public release of Company financial information;

          (b) all restrictions with respect to outstanding Restricted Stock Awards shall immediately lapses; and

          (c) all Common Stock Equivalents shall convert into shares of Common Stock as of the date determined by the Committee.

                                  SECTION 15

                          OTHER COMMON STOCK PROGRAMS
                          ---------------------------

     From time to time during the duration of the 1995 Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Eligible Employees, Directors or Consultants pursuant to which such Eligible Employees, Directors or Consultants may acquire shares of Common Stock or Common Stock Equivalents, whether by purchase, outright grant or otherwise. Any such arrangements shall be subject to the general provisions of the 1995 Plan and all shares of Common Stock or Common Stock Equivalents issued or credited pursuant to such arrangements shall be issued under the 1995 Plan if so designated by the Committee.


                                  SECTION 16

                             RIGHTS OF PARTICIPANTS
                             ----------------------

     16.1 EMPLOYMENT, DIRECTORSHIP OR CONSULTING RELATIONSHIP.  Nothing
          ---------------------------------------------------
contained in the 1995 Plan or in any Stock Option, Stock Appreciation Right, Restricted Stock Award or other Common Stock or Common Stock Equivalent award granted under the 1995 Plan shall confer upon any Participant any right with respect to the continuation of his or her employment, service as a director or consulting relationship with the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate agreement to the contrary, at any time to terminate such service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option, Stock Appreciation Right, Restricted Stock Award or other Common Stock or Common Stock Equivalent award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of service shall be determined by the Committee at the time.

     16.2 NONTRANSFERABILITY.  Except as otherwise approved by the Committee and
          ------------------
set forth in the agreement between the Company and the Participant, no right or interest of any Participant in a Stock Option, a Stock Appreciation Right, a Restricted Stock Award prior to the completion of the restriction period applicable thereto, or other Common Stock or Common Stock Equivalent award granted pursuant to the 1995 Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. If permitted by applicable law (including Rule 16b-3, as amended from time to time), the Committee may (but need not) permit the transfer of Stock Options, Stock Appreciation Rights, Restricted Stock Awards and/or other Common Stock or Common Stock Equivalent awards either generally, to a limited class of persons or on a case-by-case basis. In the event of a Participant's death, a Participant's rights and interest in Stock Options, Stock Appreciation Rights, Restricted Stock Awards and other Common Stock or Common Stock Equivalent awards shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the 1995 Plan shall be made to, and exercise of any

Stock Options or Stock Appreciation Rights may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the 1995 Plan is disabled from caring for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.


                                  SECTION 17

                              GENERAL RESTRICTIONS
                              --------------------

     17.1 INVESTMENT REPRESENTATIONS.  The Company may require any person to
          --------------------------
whom a Stock Option, Stock Appreciation Right, Restricted Stock Award, MBO Payment or other Common Stock or Common Stock Equivalent award is granted, as a condition of exercising such Stock Option or Stock Appreciation Right, or receiving such Restricted Stock Award, MBO Payment or other Common Stock award or Common Stock Equivalent award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Stock Appreciation Right, Restricted Stock Award, MBO Payment or Common Stock or Common Stock Equivalent award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     17.2 COMPLIANCE WITH SECURITIES LAWS.  Each Stock Option, Stock
          -------------------------------
Appreciation Right and Common Stock Equivalent shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option, Stock Appreciation Right or Common Stock Equivalent upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option, Stock Appreciation Right or Common Stock Equivalent may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     17.3 CHANGES IN ACCOUNTING RULES.  Notwithstanding any other provision of
          ---------------------------
the 1995 Plan to the contrary, if, during the term of the 1995 Plan, any changes in the financial or tax accounting rules applicable to Stock Options, Stock Appreciation Rights, Restricted Stock Awards, MBO Payments or other Common Stock or Common Stock Equivalent awards shall occur that, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, or cancel, any then outstanding and unexercised Stock Options or Stock Appreciation Rights, any then outstanding Restricted Stock Awards as to which the applicable restriction has not been satisfied and any other Common Stock awards or Common Stock Equivalent.

                                  SECTION 18

                                 OTHER BENEFITS
                                 --------------

     The amount of any compensation deemed to be received by an Employee, Director or Consultant as a result of the exercise of a Stock Option, a Stock Appreciation Right or the sale of shares received upon such exercise or the vesting of any Restricted Stock Awards or the receipt of any other Common Stock or Common Stock Equivalent award will not constitute "earnings" with respect to which any other benefits provided by the Company or an Affiliated Corporation to such person are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.


                                  SECTION 19

                  PLAN AMENDMENT, MODIFICATION AND TERMINATION
                  --------------------------------------------

     19.1 AMENDMENT OR TERMINATION.  The Board, upon recommendation of the
          ------------------------
Committee or at its own initiative, at any time may terminate and at any time and from time to time and in any respect, may amend or modify the 1995 Plan.
The Company shall obtain stockholder approval of any amendment to the extent necessary and desirable to comply with Applicable Laws. "Applicable Laws" means the requirements relating to the administration of stock option plans under U.
S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Stock Options, Stock Appreciation Rights, Restricted Stock Awards or other Common Stock or Common Stock Equivalent awards are, or will be, granted under the 1995 Plan.

     19.2 EFFECT OF AMENDMENT.  Any Stock Option, Stock Appreciation Right,
          -------------------
Restricted Stock Award or other Common Stock or Common Stock Equivalent award granted to a Participant prior to the date the 1995 Plan is amended, modified or terminated will remain in effect according to its terms unless otherwise agreed upon by the Participant; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under
Section 4.3, Section 14 or Section 17.3. The termination or any modification or amendment of the 1995 Plan shall not, without the consent of a Participant, affect his or her rights under a Stock Option, Stock Appreciation Right, Restricted Stock Award or other Common Stock or Common Stock Equivalent award previously granted to him or her. With the consent of the Participant affected, the Committee may amend outstanding option agreements in a manner not inconsistent with the 1995 Plan.

     19.3 PRESERVATION OF INCENTIVE STOCK OPTIONS.  The Board shall have the
          ---------------------------------------
right to amend or modify the terms and provisions of the 1995 Plan and of any outstanding Incentive Stock Options granted under the 1995 Plan to the extent necessary to qualify any or all such Stock Options for such favorable treatment as may be afforded Incentive Stock Options under Section 422 of the Internal Revenue Code.

                                  SECTION 20

                                  WITHHOLDING
                                  -----------

     20.1 WITHHOLDING REQUIREMENT.  The Company's obligations to deliver shares
          -----------------------
of Common Stock upon the exercise of any Stock Option or Stock Appreciation Right granted under the 1995 Plan or upon any MBO Payment under the 1995 Plan or pursuant to any other Common Stock or Common Stock Equivalent award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

     20.2 WITHHOLDING WITH COMMON STOCK.  At the time the Committee grants a
          -----------------------------
Stock Option, Stock Appreciation Right, MBO Payment or any other Common Stock or Common Stock Equivalent award, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Participant, shares of Common Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Common Stock to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Common Stock withheld for this purpose will be subject to the following conditions:

          (a)    All elections must be made prior to the Tax Date;

          (b)    All elections shall be irrevocable; and

          (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, then the approval by the Committee of the grant of the award shall be deemed to include approval by the Committee of the election by such Participant to utilize this withholding provision, unless otherwise specified in the agreement relating to the award.


                                   SECTION 21

                              REQUIREMENTS OF LAW
                              -------------------

     21.1 REQUIREMENTS OF LAW.  The issuance of stock and the payment of cash
          -------------------
pursuant to the 1995 Plan shall be subject to all applicable laws, rules and regulations.

     21.2 GOVERNING LAW.  The 1995 Plan and all agreements hereunder shall be
          -------------
construed in accordance with and governed by the laws of the State of Colorado.


                                  SECTION 22

                        EFFECTIVE DATE OF THE 1995 PLAN
                        -------------------------------

     22.1 EFFECTIVE DATE.  The 1995 Plan is effective as of March 8, 1995, the
          --------------
date it was adopted by the Board of Directors of the Company, subject to the approval of the stockholders of the Company prior to the one-year anniversary of such date. Stock Options, Stock Appreciation Rights, Restricted Stock Awards and other Common Stock awards may be granted prior to stockholder approval if made subject to stockholder approval.

     22.2 DURATION OF THE 1995 PLAN.  The 1995 Plan shall terminate at midnight
          -------------------------
on March 7, 2005, which is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by Board action; and no Stock Option, Stock Appreciation Right, Restricted Stock Award or other Common Stock or Common Stock Equivalent award shall be granted after such termination. Stock Options, Stock Appreciation Rights, Restricted Stock Awards and other Common Stock Common Stock Equivalent awards outstanding at the time of the 1995 Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.